UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
Form 8−K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):
October 11, 2012

333-183223-01

(Commission File Number of registrant and issuing entity)

Honda Auto Receivables 2012−4 Owner Trust

(Exact name of registrant and issuing entity specified in its charter)

333-183223

(Commission File Number of registrant and depositor)

American Honda Receivables LLC

(Exact name of registrant and depositor as specified in its charter)

American Honda Finance Corporation

(Exact name of registrant and sponsor as specified in its charter)

Delaware	90-6222434
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

American Honda Receivables LLC

20800 Madrona Avenue Torrance, CA 90503

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code (310) 781−4100

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre-commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre-commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 1.01 Entry Into A Material Definitive Agreement

On October 11, 2012, American Honda Receivables LLC (“AHR LLC”) and American Honda Finance Corporation (“AHFC”) entered into an Underwriting Agreement with J.P. Morgan Securities LLC and Citigroup Global Markets Inc., each on behalf of itself and as a representative of the several underwriters (collectively, the “Underwriters”), for the issuance and sale of the notes of Honda Auto Receivables 2012-4 Owner Trust (the “Issuer”), a Delaware statutory trust established pursuant to a Trust Agreement dated September 24, 2012, to be amended and restated (the “Trust Agreement”) among AHR LLC, Union Bank, N.A., as owner trustee, and U.S. Bank Trust National Association, as Delaware trustee, in the following classes: Class A–1 0.23000% Asset Backed Notes (the “Class A–1 Notes”), Class A–2 0.40% Asset Backed Notes (the “Class A−2 Notes”), Class A−3 0.52% (the “Class A–3 Notes”) and Class A–4 0.66% (the “Class A–4 Notes”) (collectively, the “Notes”). The Notes have an aggregate principal balance of $1,000,000,000.

AHR LLC registered issuances of up to $15,000,000,000 principal amount of Asset Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by the Registration Statements on Form S−3 (Registration File No. 333−183223) filed with the Securities and Exchange Commission on August 10, 2012, including all amendments thereto, and as the same may be amended from time to time (the “Registration Statement”) relating to the registration of the Notes under the Act. It is anticipated that the Notes will be issued on or about October 18, 2012.

This Current Report on Form 8−K is being filed to satisfy an undertaking to file a copy of the Underwriting Agreement and form of Amended and Restated Trust Agreement, Indenture, Sale and Servicing Agreement, Receivables Purchase Agreement, Administration Agreement and Control Agreement (as listed below) executed or to be executed in connection with the issuance of the Notes.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

1.1	Underwriting Agreement, dated October 11, 2012, among American Honda Receivables LLC, American Honda Finance Corporation, J.P. Morgan Securities LLC and Citigroup Global Markets Inc.

4.1	Indenture, to be dated October 18, 2012, between Honda Auto Receivables 2012-4 Owner Trust and Citibank, National Association, as indenture trustee.

4.2	Amended and Restated Trust Agreement, to be dated October 18, 2012, among American Honda Receivables LLC, Union Bank, N.A., as owner trustee, and U.S. Bank Trust National Association, as Delaware trustee.

99.1	Sale and Servicing Agreement, to be dated October 18, 2012, among Honda Auto Receivables 2012-4 Owner Trust, American Honda Receivables LLC and American Honda Finance Corporation.

99.2	Receivables Purchase Agreement, to be dated October 18, 2012, between American Honda Finance Corporation and American Honda Receivables LLC.

99.3	Administration Agreement, to be dated October 18, 2012, among Honda Auto Receivables 2012-4 Owner Trust, American Honda Finance Corporation, American Honda Receivables LLC and Citibank, N.A., as indenture trustee.

99.4	Control Agreement, to be dated October 18, 2012, among American Honda Receivables LLC, Honda Auto Receivables 2012-4 Owner Trust, American Honda Finance Corporation, Citibank, N.A., as indenture trustee, as assignee-secured party, and as securities intermediary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

American Honda Receivables LLC

Depositor

By:	/s/ Paul C. Honda
Name: Paul C. Honda
Title: Treasurer

October 15, 2012

EXHIBIT INDEX

1.1	Underwriting Agreement, dated October 11, 2012, among American Honda Receivables LLC, American Honda Finance Corporation, J.P. Morgan Securities LLC and Citigroup Global Markets Inc.

4.1	Indenture, to be dated October 18, 2012, between Honda Auto Receivables 2012-4 Owner Trust and Citibank, N.A., as indenture trustee.

4.2	Amended and Restated Trust Agreement, to be dated October 18, 2012, among American Honda Receivables LLC, Union Bank, N.A., as owner trustee, and U.S. Bank Trust National Association, as Delaware trustee.

99.1	Sale and Servicing Agreement, to be dated October 18, 2012, among Honda Auto Receivables 2012-4 Owner Trust, American Honda Receivables LLC and American Honda Finance Corporation.

99.2	Receivables Purchase Agreement, to be dated October 18, 2012, between American Honda Finance Corporation and American Honda Receivables LLC.

99.3	Administration Agreement, to be dated October 18, 2012, among Honda Auto Receivables 2012-4 Owner Trust, American Honda Finance Corporation, American Honda Receivables LLC and Citibank, N.A., as indenture trustee.

99.4	Control Agreement, to be dated October 18, 2012, among American Honda Receivables LLC, Honda Auto Receivables 2012-4 Owner Trust, American Honda Finance Corporation, Citibank, N.A., as indenture trustee, as assignee-secured party, and as securities intermediary.